EXHIBIT 99.A

NOTE:

    This Schedule details the interest rates, maturity dates and principal amounts outstanding under El Paso's and its subsidiaries outstanding debt obligations, which includes debt maturities related to both our continuing and discontinued operations. This Schedule does not contain all the information about our outstanding debt that may be important to you. Additional information about our outstanding debt obligations is disclosed in El Paso's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed with the Securities and Exchange Commission.

The information in this Debt by Issuer Schedule is accurate as of March 31, 2006. Although we may periodically update the information posted to our website, we undertake no obligation to do so.

El Paso Corporation
Debt by Issuer
As of March 31, 2006
($ in Thousands)

	Interest		Maturity		Principal
Description	Rate		Date		3/31/06

El Paso Corporation - CGP	6.500%		5/15/2006		109,500
El Paso Corporation - CGP	7.500%		8/15/2006		204,908
El Paso Corporation	7.625%		8/16/2007		272,102
El Paso Corporation - Sonat	6.750%		10/1/2007		75,172
El Paso Corporation	6.950%		12/15/2007		300,000
El Paso Corporation - Sonat	6.625%		2/1/2008		100,000
El Paso Corporation - CGP	6.500%		6/1/2008		200,000
El Paso Corporation - CGP	7.625%		9/1/2008		215,000
El Paso Corporation - CGP	6.375%		2/1/2009		200,000
El Paso Corporation - 500 MM Euro	7.125%	(1)	5/6/2009		605,900
El Paso Corporation	6.750%		5/15/2009		495,000
El Paso Corporation - Term Loan	LIBOR + 2.75%		11/23/2009	*	1,220,000	(2)
El Paso Corporation - EPGT	7.800%		6/14/2010		20,000
El Paso Corporation - CGP	7.750%		6/15/2010		400,000
El Paso Corporation - CGP	10.750%		10/1/2010		56,573
El Paso Corporation	7.000%		5/15/2011		470,000
El Paso Corporation - Sonat	7.625%		7/15/2011		595,000
El Paso Corporation - CGP	9.625%		5/15/2012		150,000
El Paso Corporation - EPGT	9.000%		5/30/2012		15,000
El Paso Corporation	7.875%		6/15/2012		465,000
El Paso Corporation	7.375%		12/15/2012		300,000
El Paso Corporation - Sonat	7.000%		2/1/2018		100,000
El Paso Corporation - Zero Coupon Convertible	4.000%		2/28/2021		3,167	(3)
El Paso Corporation - CGP	6.700%		2/15/2027	(4)	200,000
El Paso Corporation - CGP	6.950%		6/1/2028		200,000
El Paso Corporation	8.050%		10/15/2030		300,000
El Paso Corporation	7.800%		8/1/2031		700,000
El Paso Corporation	7.750%		1/15/2032		1,100,000
El Paso Corporation - CGP	7.750%		1/15/2032		149,125
El Paso Corporation - CGP	7.750%		10/15/2035		875
El Paso Corporation - CGP	7.420%		2/15/2037		200,000

Total El Paso Corporation (Holding Company)					$ 9,422,322

ANR Pipeline Company	13.750%		3/5/2010	*	11,934
ANR Pipeline Company	8.875%		3/15/2010		300,000
ANR Pipeline Company	9.625%		11/1/2021		300,000
ANR Pipeline Company	7.375%		2/15/2024		125,000
ANR Pipeline Company	7.000%		6/1/2025		7,484

Total ANR Pipeline Company					$ 744,418

Colorado Interstate Gas Company	5.950%		3/15/2015		200,000
Colorado Interstate Gas Company	6.800%		11/15/2015		400,000
Colorado Interstate Gas Company	6.850%		6/15/2037	(5)	100,000

Total Colorado Interstate Gas Company					$ 700,000

El Paso Natural Gas Company	7.625%		8/1/2010		355,000
El Paso Natural Gas Company	8.625%		1/15/2022		260,000
El Paso Natural Gas Company	7.500%		11/15/2026		200,000
El Paso Natural Gas Company	8.375%		6/15/2032		299,750

Total El Paso Natural Gas Company					$ 1,114,750

Southern Natural Gas Company	6.700%		10/1/2007		100,000
Southern Natural Gas Company	6.125%		9/15/2008		100,000
Southern Natural Gas Company	8.875%		3/15/2010		400,000
Southern Natural Gas Company	7.350%		2/15/2031		300,000
Southern Natural Gas Company	8.000%		3/1/2032		300,000

Total Southern Natural Gas Company					$ 1,200,000

Tennessee Gas Pipeline Company	6.000%		12/15/2011		85,792
Tennessee Gas Pipeline Company	7.500%		4/1/2017		300,000
Tennessee Gas Pipeline Company	7.000%		3/15/2027	(6)	300,000
Tennessee Gas Pipeline Company	7.000%		10/15/2028		400,000
Tennessee Gas Pipeline Company	8.375%		6/15/2032		240,000
Tennessee Gas Pipeline Company	7.625%		4/1/2037		300,000

Total Tennessee Gas Pipeline Company					$ 1,625,792

El Paso Exploration & Production Company- Revolver	LIBOR + 1.875%		8/30/2010		500,000
El Paso Exploration & Production Company	7.750%		6/1/2013		1,200,000

Total El Paso Exploration & Production Company					$ 1,700,000

El Paso Tennessee Pipeline Co.	10.000%		3/15/2008		26,388
El Paso Tennessee Pipeline Co.	9.000%		11/15/2012		1,149
El Paso Tennessee Pipeline Co.	7.250%		12/15/2025		23,206

Total El Paso Tennessee Pipeline Co.					$ 50,743

Cheyenne Plains Gas Pipeline Company, LLC	Variable		3/15/2015	*	260,310

Total Cheyenne Plains Gas Pipeline Company, LLC					$ 260,310

Other Financings:
Blue Lake Gas Storage	Variable		4/30/2006	*	300
El Paso Energy Capital Trust I	4.750%		3/17/2028		324,892
Capital Lease Obligations					9,127
Other Misc Debt					367

Total Other Financings					$ 334,686

Unamortized Discounts/Premium					(55,224)
Adjustments to Debt due to Fair Value Hedges					(18,407)

Total					$ (73,631)

Total El Paso Corporation Debt					$17,079,390

Discontinued Operations:

El Paso Rio Claro Ltd - Macae Project	Variable		2/15/2008	*	$ 228,648	(7)

Notes:
* Amortizing Debt
(1) EURO coupon rate
(2) $125M prepayment made on Term Loan in April 2006
(3) In April 2006, the remaining balance for Zero Coupon was paid
(4) Puttable on 2/15/2007
(5) Puttable on 6/15/2007
(6) Puttable on 3/15/2007
(7) In conjunction with the sale of the Macae plant in April 2006, we repaid approximately $229 million of project debt.